UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 24, 2003

                              PRIVATEBANCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

                          ____________________________

                 DELAWARE                             000-25887                         36-3681151
       (State or other jurisdiction             (Commission file number)             (I.R.S. employer
            of incorporation)                                                       identification no.)

            TEN NORTH DEARBORN
            CHICAGO, ILLINOIS                                                             60602
 (Address of principal executive offices)                                               (Zip Code)

       Registrant's telephone number, including area code: (312) 683-7100

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.
         ------------

         On March 24, 2003, PrivateBancorp, Inc. (the "Company") announced that Dennis Klaeser has been named Chief Financial Officer of the Company, and CFO and Managing Director of The PrivateBank and Trust Company, the Company's banking subsidiary, effective April 7, 2003. Attached as Exhibit 99.1 is a copy of the press release, which is incorporated herein by reference.

ITEM 7(c).  EXHIBITS.
            --------

         Exhibit 99.1      Press Release dated March 24, 2003.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PRIVATEBANCORP, INC.


Date:  March 24, 2003                  By:  /s/ Ralph B. Mandell
                                            ------------------------------------
                                            Ralph B. Mandell
                                            Chairman of the Board, President and
                                              Chief Executive Officer

                                INDEX TO EXHIBITS
                                -----------------

   Exhibit
   -------

     99.1       Press Release dated March 24, 2003.